Exhibit 10.2

Execution Version

SHAREHOLDERS AGREEMENT

among

KASLION Holding B.V.,

Koninklijke Philips Electronics N.V.,

KASLION Acquisition B.V.,

Stichting Management Co-Investment NXP

and

NXP B.V.

Dated as of September 29, 2006

i

ii

This SHAREHOLDERS AGREEMENT is made as of the 29th day of September 2006 among KASLION Holding B.V., a limited liability company organized under the laws of The Netherlands (“Investor”), Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of The Netherlands (“Philips”). KASLION Acquisition B.V., a limited liability company organized under the laws of The Netherlands (“Newco”), Stichting Management Co-Investment NXP, a foundation organized under the laws of The Netherlands (the “Stichting Management”), and NXP B. V., a limited liability company organized under the laws of The Netherlands (“NXP”).

WHEREAS, Newco is a limited liability company duly organized under the laws of The Netherlands which, prior to the closing of the Subscription Agreement (as defined below), has an issued share capital of 18 ordinary shares, par value €1,000 per share;

WHEREAS, Philips, NXP and Newco have entered into a Stock Purchase Agreement, dated as of September 28, 2006 (the “Stock Purchase Agreement”), pursuant to which Newco will acquire all of the common equity of NXP from Philips;

WHEREAS, Newco, Philips, Investor and Stichting Management have entered into a Subscription Agreement, dated as of September 28, 2006 (the “Subscription Agreement”), pursuant to which Philips, Investor and Stichting Management will make capital contributions to Newco in connection with Newco’s acquisition of all of the outstanding shares of NXP from Philips;

WHEREAS, following the amendment of Newco’s Articles of Associations and the funding of the capital contributions pursuant to the Subscription Agreement, Investor, Philips and Stichting Management shall become the shareholders of Newco (the “Shareholders”), with Investor owning 70.488% of the then-outstanding ordinary Shares and 80.1% of the Company’s then-outstanding cumulative preferred Shares, Philips owning 17.512% of the then-outstanding ordinary Shares and 19.9% of the then-outstanding cumulative preferred shares and Stichting Management owning 12.0% of the then-outstanding ordinary Shares; and

WHEREAS, Stichting Management may from time to time sell and transfer Shares to one or more appropriate vehicles designated by Investor and managed by one or more representatives of Investor or certain directors or employees of NXP or its Subsidiaries for the benefit of certain of the directors, officers and employees of NXP and its Subsidiaries, which, upon execution of a copy of Schedule 1 and receipt of such Shares, would become Parties to this Agreement (together with Stichting Management, the “Management Trusts”); and

WHEREAS, the Shareholders, Newco, NXP and the Management Trust desire to enter into certain agreements relating to the Shares, Newco and NXP;

NOW, THEREFORE, in consideration of the foregoing, and the mutual rights and obligations set forth below, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Additional Securities” means Equity Securities of Newco other than Equity Securities issued in connection with the IPO.

“Advisors” has the meaning set forth in Section 7.3(a)(vi).

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and ‘“under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliate Transaction” means a transaction between Newco, NXP or any of their respective Subsidiaries, on the one hand, and Investor or an Investor Affiliate, on the other hand, except for routine commercial transactions entered into on an arm’s length basis in the ordinary course of business with an Investor Affiliate (which routine commercial transactions, for the avoidance of doubt, shall include the payment of any customary and reasonable management or similar fees not exceeding in total EUR 2 million per annum by Newco, NXP and any of their respective Subsidiaries to all Investor Affiliates, provided a separate annual payment is made to Philips in an amount equal to the amount of any such management and similar fees multiplied by a fraction the numerator of which is Philips’s then percentage of ownership of Shares and the denominator of which is the then percentage of the Investor’s ownership of Shares.

“AFM” means the Stichting Autoriteit Financiele Markten of The Netherlands or such other regulator as shall be serving as competent authority of The Netherlands for purposes of the Prospectus Directive.

“Agreement” means this Shareholders Agreement, including all Schedules thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Applicable Regulatory Requirements” has the meaning set forth in Section 5.1 (a).

“Blackout Period” has the meaning set forth in Section 7.1 (e)(i).

“Board” means board of directors, management board or supervisory board, or such other governing body, committee or position, such as manager or trustee, that entails responsibility for management and direction of any Person.

“Cash Equivalents” shall mean any of the following: (a) direct obligations of the United States of America, the United Kingdom or the European Union, or obligations of any governmental agency of the United States of America, the United Kingdom or the European Union, with a maturity of one year or less; (b) commercial paper having a rating from S&P, of at least A-l or from Moody’s of at least P-l; (c) certificates of deposit and other time deposits issued by any bank or trust company having capital surplus and undivided profits of at least $500 million, and whose long-term unsecured indebtedness is rated at least A- by S&P or at least A3 by Moody’s; and (d) repurchase agreements with respect to (and secured by a pledge of) securities described in clause (a) above and entered into with any commercial bank that meets the requirements set out in clause (c) above or any securities broker-dealer of national standing in the United States of America or in any member state of the European Union.

“Cause” has the meaning set forth in Section 2.3(c).

“Chairman” has the meaning set forth in Section 2.1.

“Chosen Courts” has the meaning set forth in Section 8.8.

“Closing” has the meaning given to it in the Stock Purchase Agreement.

“Closing Date” has the meaning given to it in the Stock Purchase Agreement.

“Confidential Information” has the meaning set forth in Section 6.1.

“Demand Request” has the meaning set forth in Section 7.1 (a).

“Demanding Shareholder” has the meaning set forth in Section 7.1 (a).

“Disputes” has the meaning set forth in Section 8.7.

“EB1TDA” means consolidated net income plus, to the extent that they have been deducted in arriving at consolidated net income, (a) depreciation and amortization expenses, (b) non-recurring restructuring expenses, charges and losses, (c) financial expenses, (d) income tax expense, (e) losses relating to unconsolidated companies, (f) minority interests, (g) loss from discontinued operations, (h) loss from the cumulative effect of changes in accounting principles (net of tax) and (i) loss from extraordinary items minus, to the extent they have been added in arriving at consolidated net income, (a) financial income, (b) any credit for income taxes, (c) results relating to unconsolidated companies (including any net dilution gains), (d) minority interests, (e) discontinued operations, (f) the cumulative effect of changes in accounting principles (net of tax), (g) gains from extraordinary items and (h) any aggregate net gain (but not any aggregate net loss) from the sale, exchange or other disposition of capital assets.

“Equity Securities” means any shares of any class or series or any securities (including debt securities) convertible into or exercisable or exchangeable for shares of any class or series of capital stock of any Person (or which are convertible into or exercisable or exchangeable for another security which is, in turn, convertible into or exercisable or exchangeable for shares of any class or series of capital stock, of such Person), whether now authorized or not.

“EU Prospectus” shall mean a prospectus with respect to a Public Offering within the European Union approved and published under the Prospectus Directive or a prospectus exempt from the approval requirements of the Prospectus Directive pursuant to the national implementing legislation of the IPO Entity’s Home Member State, in each case as amended or supplemented by any supplement thereto and including all material incorporated therein.

“Executive Period” has the meaning set forth in Section 8.7(d).

“Facilities” means the Debt Financing as defined in the Stock Purchase Agreement and NXP’s senior revolving credit facility that is in effect on the Closing Date.

“Fixed Charge Coverage Ratio” means, as of any date, the ratio of (a)EBITDA for the four consecutive fiscal quarters immediately preceding such date divided by (b) Fixed Charges for the current fiscal quarter and three consecutive fiscal quarters immediately succeeding such date.

“Fixed Charges” means, for any period, the sum (without duplication) of (a) consolidated cash interest expense, including pro forma cash interest expense of any debt or other obligation to be incurred, and (b) scheduled amortization payments of principal in respect of consolidated total debt, excluding any final payment of principal at maturity of any such debt, minus (c) consolidated cash interest income.

“Governmental Authority” means any federal, state or local court, administrative body or other governmental or quasi-governmental entity with competent jurisdiction.

“Holdco” has the meaning set forth in Section 3.3 and Section 3.4.

“Home Member State” means the home member state of the IPO Entity, as determined under the Prospectus Directive with respect to a Public Offering.

“Indemnified Party” has the meaning set forth in Section 7.5(d).

“Indemnifying Party” has the meaning set forth in Section 7.5(d).

“Information” means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names,  communications  by  or to  attorneys  (including  attorney-client  privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

“Initial Chairman” has the meaning set forth in Section 2.2.

“Initial Directors” has the meaning set forth in Section 2.2.

“Initial Managers” has the meaning set forth in Section 2.2.

“Initial Meeting” has the meaning set forth in Section 2.2.

“Initial Members” has the meaning set forth in Section 2.2.

“Initiating Notice” has the meaning set forth in Section 8.7(a).

“Initiator” has the meaning set forth in Section 8.7.

“IFRS” means International Financial Reporting Standards.

“Investor Affiliate” means any Affiliate of Investor or of a direct or indirect shareholder of Investor, including limited and general partners, investment managers and any of their respective Affiliates.

“Investor” has the meaning set forth in the Preamble.

“Investor Equity Commitment Letters” has the meaning set forth in the Stock Purchase Agreement.

“Investor Representative” means Johannes Huth or a successor designated in a written notice to Philips, Newco, NXP and the Management Trust signed by Investor.

“IPO” means the Public Offering, if any, pursuant to which the IPO Entity first becomes a Public Company.

“IPO Entity” means Newco or any other Person that the Parties mutually agree to be the IPO Entity, provided that such other Person agrees to be bound by the provisions of Article VII hereof. At any time that the IPO Entity is a Person other than Newco, Newco shall not be bound by the provisions of Article VII hereof.

“IRC” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus within the meaning of Rule 433(h) under the Securities Act prepared by or on behalf of the IPO Entity or used or referred to by the IPO Entity.

“Law” means any law, statute, ordinance, rule, regulation, code, order, judgment, injunction or decree enacted, issued, promulgated, enforced or entered by a Governmental Authority or Self-Regulatory Organization.

“Losses” has the meaning set forth in Section 7.5(a).

“Management Trust” has the meaning set forth in the Preamble.

“Management Trust Drag-Along Sale” has the meaning set forth in Section 3.3(e).

“Management Trust Tag-Along Notice” has the meaning set forth in Section 3.4(g).

“Management Trust Tag-Along Offer” has the meaning set forth in Section 3.4(g).

“Management Trust Tag-Along Sale” has the meaning set forth in Section 3.4(a).

“Management Trust Tag-Along Shares” has the meaning set forth in Section 3.4(g).

“Maximum Number” has the meaning set forth in Section 7. l(e)(iv).

“Moody’s” means Moody’s Investor Service, Inc.

“NASD” means National Association of Securities Dealers, Inc.

“Net Debt” means, as of any date (and without duplication), (a) the sum of the following items, calculated on a consolidated basis (whether or not then due and payable): (i) all outstanding indebtedness (A) for borrowed money, (B) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or, without duplication, reimbursement agreements in respect thereof) or (C) representing the deferred and unpaid balance of the purchase price of any property (including capitalized leased obligations), except any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business, and (ii) accrued interest payable with respect to indebtedness referred to in clause (i) minus (b) cash and cash equivalents (net of all overdrafts), calculated on a consolidated basis.

“Net Debt Leverage Ratio” means, as of any date, the ratio of (a) Net Debt as of such date divided by (b) EBITDA for the four consecutive fiscal quarters immediately preceding such date.

“Newco” has the meaning set forth in the Preamble.

“Newco Auditor” has the meaning set forth in Section 5.2(a).

“Newco Group” means Newco and its Subsidiaries, taken as a whole.

“Nomination Notice” has the meaning set forth in Section 2.3.

“NXP” has the meaning set forth in the Preamble.

“Offer” has the meaning set forth in Section 3.2.

“Offer Document” shall mean an EU Prospectus and/or a Registration Statement, as the context may require.

“Organizational Documents” means with respect to any corporation, its articles or certificate of incorporation and by-laws, and with respect to any other type of entity, its organizational documents.

“Override Notice” has the meaning set forth in Section 7.2(a).

“Parties” means each of NXP, Newco, the IPO Entity, the Shareholders and any other parties to this Agreement from time to time.

“Participation Request” has the meaning set forth in Section 7.1(b).

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, a Governmental Authority, a trust or any other entity or organization.

“Philips” has the meaning set forth in the Preamble.

“Philips Auditor” has the meaning set forth in Section 5.2(b).

“Philips Director” has the meaning set forth in Section 2.3(d).

“Philips Drag-Along Notice” has the meaning set forth in Section 3.3(b).

“Philips Drag-Along Sale” has the meaning set forth in Section 3.3(a).

“Philips Group” means Philips and its Subsidiaries, taken as a whole.

“Philips Minimum Percentage” means 10%.

“Philips Nominee” has the meaning set forth in Section 2.3.

“Philips Tag-Alone Notice” has the meaning set forth in Section 3.4(a).

“Philips Tag-Along Offer” has the meaning set forth in Section 3.4(a).

“Philips Tag-Along Sale” has the meaning set forth in Section 3.4(a).

“Philips Tag-Along Shares” has the meaning set forth in Section 3.4(a).

“Philips Transferee Minimum Percentage” means 15%.

“Priority Period” has the meaning set forth in Section 7.2(c).

“Proceeds” has the meaning set forth in Section 2.4(d).

“Prospectus Directive” means Directive 2003/71/EC of the European Parliament and of the Council of November 4, 2003 on the prospectus to be published when securities are offered to the public or admitted to trading and amending Directive 2001/34/EC, or any EU directive, regulation or other legislation then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement directive, regulation or other legislation.

“Public Company” means a Person if, as of any date of determination, ten percent (10%) of its then outstanding Equity Securities have been sold in one or more Public Offerings.

“Public Offering” means a public offering of Subject Securities.

“Qualification” means (a) in the case of an EU Prospectus required to be approved by the competent authority of the Home Member State, the approval of such EU Prospectus by such competent authority and publication thereof under the terms of the Prospectus Directive, (b) in the case of any other EU Prospectus, the publication thereof in accordance with applicable Law and regulation and (c) in the case of a Registration Statement, the declaration of effectiveness thereof by the SEC.

“Qualified Public Offering” means a Public Offering of an amount of Subject Securities which, immediately following the closing of such Public Offering, equals or exceeds 10% of the IPO Entity’s then issued and outstanding Equity Securities, provided that (a) immediately after the closing of such Public Offering, the IPO Entity’s Equity Securities are traded on a national securities exchange or through the Nasdaq National Market, the London Stock Exchange, or are otherwise actively traded over-the-counter and (b) the aggregate gross proceeds of such Public Offering (net of underwriting discounts and commissions) equal or exceed €1,000,000,000 (or the equivalent in other currencies).

“Records” has the meaning set forth in Section 7.3(a)(vi).

“Registration Statement” means any registration statement under the Securities Act that covers Subject Securities, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulator” means, in the case of a Public Offering made in the European Union, the AFM or any other applicable securities regulator, or, in the case a Public Offering made in the United States, the SEC.

“Reporting Period” means any financial reporting period for which Philips accounts or reasonably expects to account for its interest in the Newco Group in its consolidated financial statements.

“Respondent” has the meaning set forth in Section 8.7.

“S&P” means Standard & Poor’s, a division of The McGraw Hill Companies, Inc.

“Sale” means any sale, assignment, transfer, pledge, creation of a usufruct, distribution or other disposition of a security or of a participation or other rights therein, whether voluntarily or by operation of law. The terms “Sell” and “Sold” have corresponding meanings.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Required Period” shall mean with respect to a “shelf registration” requested pursuant to Section 7.1 two years following the first day of effectiveness of such Registration Statement, and with respect to any other Registration Statement, 90 days following the first day of effectiveness of such Registration Statement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the SEC’s rules and regulations thereunder.

“Self-Regulatory Organization” means the National Association of Securities Dealers, Inc., the American Stock Exchange, the National Futures Association, the Chicago Board of Trade, the New York Stock Exchange, any national securities exchange (as defined in the Exchange Act), any other securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization.

“Selling Shareholder” has the meaning set forth in Section 7.3(a)(i).

“Shareholders” means Investor, Philips, the Management Trust and any other Persons that may from time to time own Shares and become Parties to this Agreement.

“Shares” means the issued and outstanding Equity Securities of Newco from time to time.

“Stichting Management” has the meaning set forth in the Preamble.

“Stock Purchase Agreement” has the meaning set forth in the Preamble.

“Subject Securities” means Equity Securities of the IPO Entity.

“Subscription Agreement” has the meaning set forth in the Preamble.

“Subsidiary” means with respect to any Person (other than a natural person) any other Person of which (i) the first mentioned Person or any Subsidiary thereof is a general partner, (ii) voting power to elect a majority of the Board or others performing similar functions with respect to such other Person is held by the first mentioned Person and/or by any one or more of its Subsidiaries, or (iii) at least 50% of the equity interests of such other Person is, directly or indirectly, owned or controlled by such first mentioned Person and/or by any one or more of its Subsidiaries.

“Third Party” means, with respect to any Shareholder, any Person other than an Affiliate of such Shareholder.

“Underwriters” has the meaning set forth in Section 7.3(a)(i).

“U.S. GAAP” means generally accepted accounting principles in the United States.

“U.S. Prospectus” means a prospectus with respect to the Public Offering within the European Union included in any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Subject Securities covered by such Registration Statement, and by all other amendments and supplements to the U.S. Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such U.S. Prospectus.

Section 1.2. Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

Section 1.3. Other Definitional Provisions. Unless the express context otherwise requires:

(a) Unless otherwise specifically indicate, the word “day” means “calendar day”;

(b) the words “hereof, “herein”, “hereunder” and “hereby” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(c) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(d) the terms “Dollars” and “$” mean U.S. Dollars;

(e) the terms “euros” and “€” mean Euros;

(f) references in this Agreement to a specific Section, Subsection or Schedule shall  refer, respectively, to  Sections, Subsections or Schedules of this Agreement;

(g) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; and

(h) references in this Agreement to any gender include each other gender.

ARTICLE II
CORPORATE GOVERNANCE

Section 2.1. Corporate Governance Principles. The Parties agree that (a) the Organizational Documents of Newco shall at all times provide that Newco shall have (i) a supervisory board comprised of at least three and no more than ten directors and (ii) a management board comprised of at least three and no more than seven directors, (b) the Organizational Documents of NXP shall at all times provide that NXP shall have (i) a supervisory board comprised of at least three and no more than ten directors and (ii) a management board comprised of at least three and no more than seven directors, (c) the chairman of the supervisory board of NXP (the “Chairman”) shall at all times be a director mutually acceptable to Investor and Philips and not affiliated with any of the Shareholders, it being understood that the Chairman shall not have any special rights or authority, other than as specified in Section 2.4(b), (d) the composition of the supervisory board of Newco shall at all times be identical to that of the supervisory board of NXP, except that the Chairman shall not be a member of the supervisory board of Newco, (e) Investor shall have the right to appoint a majority of the members of the management board of Newco, a majority of the members of the supervisory board of Newco and a majority of the members of the supervisory board of NXP, (f) all of the rights provided for in this Article II shall exist for only so long as Philips holds a percentage of the outstanding Shares that equals or exceeds the Philips Minimum Percentage and (g) no Shareholder shall take any action that is inconsistent with these principles.

Section 2.2. Initial Composition of Newco and NXP Boards: Board Committees. The supervisory board of NXP shall initially be comprised of eight directors, six of whom shall be designated by Investor and one of whom shall be designated by Philips, plus an additional director not affiliated with any of the Shareholders and having the necessary qualifications that would be appropriate for an independent, unaffiliated director serving on an audit committee of a public company comparable in size to NXP, who shall be designated jointly by Investor and Philips based on the selection by Philips from a list of at least five potential candidates meeting such qualifications submitted to Philips in good faith by the Investor, and who shall serve as the chairman of the management board of Newco and the supervisory board of NXP. The initial designees of Investor shall be Johannes Huth, Adam Clammer, Michel Plantevin, Ian Loring, Egon Durban and Christian Reitberger and the initial designee of Philips shall be Eric Coutinho (collectively, the “Initial Members”), and the initial chairman shall be

Sir Peter Bonfield (the “Initial Chairman” and, together with the Initial Members, the “Initial Directors”). The management board of NXP shall initially be comprised of the following four directors: Frans van Houten (CEO), Peter van Bommel (CFO), Theo Claasen and Hein van der Zeeuw (the “Initial Managers”). Each Shareholder agrees to vote its Shares in favor of the election of each of the Initial Members as a member of the supervisory board of Newco. In addition, each of Newco and each Shareholder agrees to use its best efforts to cause each of the Initial Directors to be elected as a member of the supervisory board of NXP, the Initial Chairman appointed as chairman of the supervisory board of NXP and each of the Initial Managers to be elected as a member of the management board of NXP. The management board and supervisory board of Newco and the supervisory board of NXP shall have such committees as shall from time to time be determined by such boards. The Philips Director shall not be a member of any such committees but shall have full observation and information rights with respect to any committee meetings with full power of substitution in the event the Philips Director is unable to participate in any such committee meeting.

Section 2.3. Philips Ongoing Rights with Respect to Newco and NXP Boards. (a) For so long as Philips holds a percentage of the outstanding Shares that equals or exceeds the Philips Minimum Percentage, (i) Philips shall have the right at any time and from time to time to cause each of Newco and NXP to convene a shareholders meeting for the purpose of electing directors to the supervisory board of Newco or the supervisory board of NXP, as the case may be and (ii) in connection with each shareholders meeting of Newco or NXP at which directors are to be considered for election to the supervisory board of Newco or the supervisory board of NXP, respectively, Philips shall have the right to nominate for election from among its current and former employees one director (the “Philips Nominee”) by giving written notice (the “Nomination Notice”) of the Philips Nominee to the other Shareholders at least fifteen (15) days in advance of the relevant shareholders meeting (or within five (5) days of the date that notice is given of any such meeting if scheduled less than fifteen (15) days following the date of such notice).

(b) For so long as Philips has the right to nominate a Philips Nominee pursuant to Section 2.3, each Shareholder agrees (i) to vote its Shares at each regular or special shareholders meeting of Newco called for the purpose of filling positions on the supervisory board of Newco and use its best efforts to cause the directors of Newco to vote the Equity Securities of NXP held by Newco at each regular or special shareholders meeting of NXP called for the purpose of filling positions on the supervisory board of NXP, and (ii) if action is to be taken with respect to Newco, to vote its Shares in favor of the election as a member of the supervisory board of Newco of the Philips Nominee, and in each case to take all other necessary and appropriate actions in its capacity as a Shareholder to cause the aforesaid results to occur and not to take any action that is inconsistent with these results. In addition, for so long as Philips has the right to nominate a Philips Nominee pursuant to Section 2.3, each of Newco and each Shareholder agrees, if action is to be taken with respect to NXP, to use its best efforts to cause the directors of Newco to cause the Philips Nominee to be elected as a member of the supervisory board of NXP and an individual agreed to by Investor and Philips to be the Chairman in accordance with the provisions of Section 2.2 to be elected as a member of the supervisory board of NXP and appointed as Chairman.

(c) Notwithstanding anything to the contrary in this Section 2.3, each Shareholder shall have the right to call for the removal of any member of the supervisory board or management board of Newco or the supervisory board or management board of NXP for Cause. “Cause” means (i) any act of fraud, misappropriation or willful misconduct by a director, (ii) a director’s conviction for, or the entering of a guilty plea or plea of nolo contendere with respect to, a felony, the equivalent thereof, any other crime with respect to which imprisonment is a possible punishment or which is expected to result in significant economic or reputational injury to Newco or NXP or (iii) the disclosure by a director of confidential information of Newco, NXP or any Shareholder to the detriment of Newco, NXP or any such Shareholder (except pursuant to customary confidentiality arrangements in a form approved by the board of which the relevant individual is a director).

(d) For so long as Philips has the right to nominate a Philips Nominee pursuant to Section 2.3, Philips may at any time request that a director nominated by it (a “Philips Director”) be removed from the supervisory board of Newco or the supervisory board of NXP. Each Shareholder agrees to vote its Shares in favor of the removal from the supervisory board of Newco of any Philips Director whom Philips requests be removed pursuant to the preceding sentence, and take all other necessary and appropriate actions in its capacity as a Shareholder to cause the aforesaid results to occur and not to take any action that is inconsistent with these results. In addition, each of Newco and each Shareholder agrees to use its best efforts to cause the removal from the supervisory board of NXP of any Philips Director whom Philips requests be removed pursuant to the preceding sentence. For so long as Philips has the right to nominate a Philips Director pursuant to Section 2.3, Philips shall have the right to nominate a replacement director in accordance with this Section 2.3.

(e) Philips agrees, at any time Philips holds a percentage of the outstanding Shares that is less than the Philips Minimum Percentage, upon the request of Investor, to use its best efforts cause the Philips Director to resign from the board of Newco and the supervisory board of NXP.

Section 2.4. Governance Rights. (a) Philips Approval Rights. For so long as Philips has the right to nominate a Philips Nominee pursuant to Section 2.3, neither Newco nor NXP, nor any of their respective Subsidiaries, shall take any of the following actions without the approval of both the majority of the management board of Newco and, if applicable, the supervisory board of NXP, and the approval of the Philips Director:

(i) amend its Organizational Documents with respect to any matter, if such amendment would adversely affect or interfere with Philips’s rights as a Shareholder or its rights under this Agreement;

(ii) engage in, or permit any of its Subsidiaries to engage in, an Affiliate Transaction;

(iii) in the case of Newco, modify or waive the preemptive rights attaching to the Shares, engage in a legal merger, demerger or liquidation of Newco, redeem or repurchase any Shares other than on a pro rata basis, redeems or repurchases other Equity Securities, preferred securities and shareholder loans other than on a basis that treats Philips and Investor equally on a pro rata basis, or issue to any Third Party any debt or preferred securities other than customary indebtedness for the purpose of funding the normal operations of Newco. For the avoidance of doubt Philips and the Investor hereby waive and agree to waive their pre-emption rights in relation to any issuance by Newco of Equity Securities in connection with an IPO or to one or more appropriate vehicles designated by Investor and managed by one or more representatives of Investor or certain directors or employees of NXP or its Subsidiaries for the benefit of certain of the directors, officers and employees of NXP and its Subsidiaries, provided that, as a precondition to such issuance, such vehicles shall agree to become Parties to this Agreement and Philips shall receive a copy of Schedule 1 executed by such vehicle and acknowledged and agreed to by each other Shareholder and upon such receipt, the vehicles shall become part of the Management Trust for purposes of this Agreement;

(iv) in the case of Newco, acquire or make an investment in any entity other than NXP; and

(v) sell Equity Securities and/or assets representing all or substantially all of NXP’s assets in exchange for Equity Securities of a Person that is not active in the semiconductor industry.

(b) NXP Chairman Rights. NXP shall not take any of the following actions without, in addition to approval by the supervisory board of NXP, the written approval of the Chairman:

(i) except if and to the extent permitted under the terms of the Facilities, incur or permit any of its Subsidiaries to incur, any indebtedness, or issue any debt securities or assume, guarantee or endorse any material obligations of any other Person, if following such incurrence, issuance, assumption, guarantee or endorsement (i) NXP’s Fixed Charge Coverage Ratio would be less than 2.5:1.00 or (ii) NXP’s Net Debt Leverage Ratio would exceed 3.91:1.00;(1) or

(1)           The Parties agree that the ratio 3.9:1 is an estimate. The final ratio will be set equal to the Company’s and Company’s Subsidiaries actual consolidated Net Debt Leverage Ratio as of the Closing Date (as defined in the Stock Purchase Agreement). Following the preparation of the Closing Date Financial Statements (as defined in the Stock Purchase Agreement), the Parties shall in good faith determine that ratio and amend this Shareholders’ Agreement to reflect that final ratio.

(ii) except to the extent required to enable Newco to pay to Philips any Adjustment Amount (as defined in the Stock Purchase Agreement) and then only in an amount equal to the lesser of (A) the Adjustment Amount (as defined in the Stock Purchase Agreement) and (B) the difference between the Closing Date Net Cash Position (as defined in the Stock Purchase Agreement) and the Reference Net Cash Position (as defined in the Stock Purchase Agreement) (in which case Newco hereby agrees to use such funds to make the required payment to Philips pursuant to Section 2.7 of the Stock Purchase Agreement), pay dividends or make other distributions with respect to its Equity Securities, redeem or repurchase any Equity Securities or make any loans to Newco, other than loans for the purpose of funding the normal operations of Newco if, after taking into account NXP’s free cash flow, its liquidity situation generally and its short- and medium-term prospects, in each case at the time of the proposed dividend or distribution, NXP would not have, in the reasonable judgment of the Chairman, sufficient and available liquidity for its foreseeable needs.

(c) Other Rights. For so long as Philips holds a percentage of the outstanding Shares that equals or exceeds 5% but does not equal or exceed the Philips Minimum Percentage or the Management Trust holds a percentage of the outstanding ordinary Shares that equals or exceeds 5%, the Shareholders shall not take any of the following actions without the approval of Philips or the Management Trust, as the case may be:

(i) amend the Articles of Association of Newco with respect to any matter, if such amendment would disproportionately and adversely affect or interfere with the rights of Philips or the Management Trust, as the case may be, as a Shareholder or its rights under this Agreement;

(ii) in the case of Newco, modify or waive the preemptive rights attaching to the Shares held by Philips or the Management Trust, as the case may be, unless doing so would affect all Shareholders of that class on a pro rata basis, it being understood that Philips and the Management Trust hereby waive and agree to waive their respective pre-emption rights in relation to any issuance by Newco of Equity Securities pursuant to this Section 2.4(c)(ii): (i) in connection with an IPO or other Public Offering; (ii) to any Person in connection with and as consideration or to raise the requisite consideration for Newco’s direct or indirect acquisition by merger, other business combination or otherwise of any Person, business or assets; or (iii) to one or more appropriate vehicles designated by Investor and managed by one or more representatives of Investor or certain directors or employees of NXP or its Subsidiaries for the benefit of certain of the directors, officers and employees of NXP and its Subsidiaries, provided that, as a precondition to such issuance, such vehicles shall agree to become Parties to this Agreement and Philips shall receive a copy of Schedule 1 executed by such vehicle and acknowledged and agreed to by each other Shareholder and upon such receipt, the vehicles shall become part of the Management Trust for purposes of this Agreement; and

(iii) engage in a legal merger, demerger or liquidation of Newco, unless the proposed transaction would have substantially the same effect on all holders of Shares of the class held by Philips or the Management Trust, as the case may be.

(d) Sale of NXP for Cash. In the event that Newco (i) Sells Equity Securities of NXP or (ii) causes NXP or any of its Subsidiaries, in one or a series of transactions to dispose of stock and/or assets representing substantially all of the business of NXP and its Subsidiaries, in each case for cash and/or Cash Equivalents net of related expenses including taxes (the “Proceeds”), Newco shall, immediately following completion of such Sale (y) if Newco was not the recipient of the Proceeds, cause the Proceeds to be distributed to Newco and (z) distribute an amount of cash equal to the Proceeds to the Shareholders on a pro rata basis in a manner that is reasonably intended to be the most tax efficient to the Shareholders.

Section 2.5. Organizational Documents. The Parties agree, and shall use their best efforts to procure, that (a) as of the Closing the Articles of Association of Newco and NXP will be in the form set forth in Schedule 2 and (b) for the duration of this Agreement, notwithstanding anything to the contrary in this Article 11, the Organizational Documents of Newco shall not be amended with respect to any matter in any way which based on the number of Shares held by each Shareholder would have a disproportionate effect on Philips’s position as a Shareholder. The Parties agree that, whenever there is a conflict between any provision of this Agreement and any provision of the Organizational Documents of Newco, NXP or any of their respective Subsidiaries, the provisions of this Agreement shall prevail. Further, each Party undertakes to vote its Shares at each regular or special shareholders meeting of Newco in a way that it is not inconsistent with this Agreement.

ARTICLE III
TRANSFER OF SHARES

Section3.1. Transfer Restrictions. Except as otherwise provided herein, no Shareholder shall Sell directly or indirectly any Shares or any interest therein. The Shares are to be treated as a stapled strip and, accordingly, no Shareholder shall transfer any class of Share without at the same time transferring a pro rata portion of every other class of Share held by that Shareholder immediately prior to such transfer.

Section 3.2. Permitted Transfers. Notwithstanding Section 3.1,

(a) Investor may Sell directly or indirectly Shares in accordance with Section 3.3 and Section 3.4, provided that, as a precondition to such Sale, the Person to whom such Sale is made shall agree to become a Party to this Agreement on terms reasonably satisfactory to Philips, unless in connection with such Sale Philips ceases to hold a percentage of the outstanding Shares that equals or exceeds the Philips Minimum Percentage,

(b) notwithstanding sub-section (a), Section 3.3 and Section 3.4, Investor may in one or more transactions in the period up to the date that falls three (3) months after the Closing Sell Shares together with proportionally related capital contributions to Newco, provided that (i) following such Sale, Investor, together with one or more Investor Affiliates, shall continue to own or control (as such term is used in the definition of Affiliate) a number of Shares equal to at least 50% of the Shares held by Investor as of the Closing, (ii)any such Sale or any agreement to Sell such Shares at or before the Closing shall be disregarded in determining the extent of Investor’s liability for obligations under or breaches of this Agreement or the Investor Equity Commitment Letters prior to the Closing, (iii) as a precondition to such Sale, the Person to whom such Sale is made shall agree to become a Party to this Agreement on the same terms as Investor and (iv) to the extent that, prior to any such Sales, Investor provides to Philips written notice of the identities of the proposed purchasers and the number of Shares to be purchased,

(c) Philips may Sell Shares to any Person other than to a direct competitor of NXP provided that (i) Philips shall (A) first give written notice to Investor of its intention to Sell such Shares, (B) Investor shall have the right, by written notice to Philips within fifteen (15) days after receipt of such notice, to offer to purchase all, but not a portion of, such Shares (the “Offer”) and (C) in the event that Philips accepts the terms and conditions stipulated in the Offer, it shall Sell such Shares to Investor within fifteen (15) days of Philips’s receipt of the notice given pursuant to (B) and (ii) in the event that Philips does not accept the terms and conditions stipulated in the Offer, it may within ninety (90) days following the expiration of the period set forth under (i)(B) proceed with such Sale to such Person, provided that (A) the price per Share shall be no less than that stipulated in the Offer and the other terms and conditions of such Sale shall be no less favorable to Philips than those stipulated in the Offer and (B) as a precondition to such Sale, such Person shall agree to become, and NXP, Newco, Investor and the Management Trust hereby agree to such Person becoming, a Party to this Agreement on the same terms as Philips, except that, in lieu of the rights provided by Article II, for so long as such Person holds a percentage of the outstanding Shares that equals or exceeds the Philips Transferee Minimum Percentage (l) such Person shall have the right at any shareholders meeting of Newco or NXP convened for the purpose of electing directors to the management board of Newco or the supervisory board of NXP, respectively, to nominate for election from among its current and former employees one director, (2) if necessary, the size of the management board of Newco and of the supervisory board of NXP shall be increased to accommodate such director and (3) each Shareholder hereby agrees to vote its Shares and to take all other necessary and appropriate actions in its capacity as a Shareholder to cause the results described under (1) and (2) to occur and not to take any action that is inconsistent with these results;

(d) In addition, any Shareholder that is not a natural Person may transfer Shares to a wholly-owned Subsidiary and Investor may transfer Shares to an Investor Affiliate, provided that such wholly-owned Subsidiary or Investor Affiliate, as the case may be, agrees in writing to be bound by this Agreement; and

(e) notwithstanding anything to the contrary in this Section 3.2, Section 3.3 and Section 3.4, (i) Investor may Sell depositary receipts (or similar equity instruments) for Shares issued or sold to the Management Trust to the directors, officers and employees of NXP and its Subsidiaries, and (ii) if Investor approves, the Management Trust may directly or indirectly Sell Shares to any other vehicle Management Trust, provided that, as a precondition to such Sale, such vehicle shall agree to become a Party to this Agreement and Philips shall receive a copy of Schedule I executed by such vehicle and acknowledged and agreed to by each other Shareholder and upon such receipt, the vehicle shall become part of the Management Trust for purposes of this Agreement,

Section 3.3. “Drag-Along” Rights. (a) If Investor, prior to a Qualified Public Offering, proposes in a transaction or series of related transactions, directly or indirectly, to Sell to a Third Party a number of Shares that equals or exceeds 90% of the Shares then held by Investor (a “Philips Drag-Along Sale”), Investor shall have the right to require Philips also to Sell all (but not less than all) of its Shares to such Third Party, and such Sale by Philips shall be made at the same price per Share and, subject to Section 3.3(c), on the same terms and conditions as the Sale made by Investor. Notwithstanding the foregoing, under no circumstances shall Philips be required to agree to accept any consideration not wholly consisting of a combination of cash, Cash Equivalents and/or Equity Securities listed or qualified for trading on a generally recognized and generally accepted stock exchange or quotation service in the United States or Europe.

(b) Investor shall, within ten (10) days after the later of agreeing definitive documentation with respect to, or consummating, a Philips Drag-Along Sale with respect to which Investor wishes to exercise its rights under this Section 3.3 provide to Philips written notice (the “Philips Drag-Along Notice”) specifying the material terms and conditions of the Philips Drag-Along Sale, including the identity of the buyer to which the Philips Drag-Along Sale is proposed to be made and the price per Share to be paid. If the Philips Drag-Along Sale is not consummated within ninety (90) days from the date of the Philips Drag-Along Notice, Investor shall deliver another Philips Drag-Along Notice in order to be entitled to exercise their rights under this Section 3.3.

(c) Philips shall (i) make or agree to the same representations, covenants, indemnities (with respect to all matters other than Investor’s ownership of Shares) and other agreements as Investor on a pro rata basis reflecting the number of Shares Sold by Philips, provided that (a) any such representations, covenants and other agreements shall be made or agreed severally and not jointly, and (b) Philips’s representations, covenants and other agreements shall only survive the closing of the Sale if (x) Philips consents, which consent shall not be unreasonably withheld, and (y) if and to the extent that the Investor’s representations, covenants and other agreements shall survive the closing of the Sale and (ii) take all such actions and exercise its voting rights with respect to its Shares or its right to act by written consent, as applicable, in such manner as may be necessary and appropriate to ensure that the Philips Drag-Along Sale or Management Trust Drag-Along Sale is consummated. No action by Newco shall be required in connection with a Philips Drag-Along Sale or Management Trust Drag-Along

Sale, as the case may be, except for ministerial actions not requiring action on the part of the management board of Newco.

(d) At the closing of a Philips Drag-Along Sale, Investor shall remit to Philips, or procure the remittance to Philips of, Philips’s share of the consideration for the Shares sold by Philips in the Philips Drag-Along Sale, it being understood that Philips shall bear its proportionate share of all third party transaction fees and expenses (and specifically excluding any transaction fees paid to any Investor Affiliate) in connection with the Philips Drag-Along Sale.

(e) If Investor, prior to a Qualified Public Offering, proposes, directly or indirectly, to Sell to a Third Party any Shares then held by Investor and which are of the same class as the Shares held by the Management Trust (a “Management Trust Drag-Along Sale”). Investor shall have the right to require the Management Trust also to Sell a pro rata portion if its Shares of the relevant class to such Third Party, and such Sale by the Management Trust shall be made at the same price per Share as the Sale made by Investor and otherwise on customary terms and conditions, which will include procuring that, to the extent reasonably requested by the Investor, the relevant directors, officers and employees of NXP and its Subsidiaries that are beneficiaries of the Management Trust make representations and warranties concerning the relevant underlying business, it being understood that the CEO of NXP shall be entitled to negotiate such representations and warranties on behalf of the relevant individuals, such individuals shall be entitled to make fair disclosure against such representations and warranties and, if and to the extent Investor, acting in its sole and unfettered discretion, decides to give similar representations and warranties, any indemnification or other liability thereunder shall be shared by the Investor and the relevant directors, officers and employees giving such representations and warranties pro rata according to the number of Shares held by them or for their benefit. The Management Trust shall take all such actions and exercise their respective voting rights with respect to their respective Shares or their respective rights to act by written consent, as applicable, in such manner as may be necessary and appropriate to ensure that the Philips Drag-Along Sale or Management Trust Drag-Along Sale (as the case may be) is consummated.

(f) At the closing of a Management Trust Drag-Along Sale, investor shall remit to the relevant Management Trust, or procure the remittance to the relevant Management Trust of, that Management Trust’s share of the consideration for the Shares sold by that Management Trust in the Management Trust Drag-Along Sale, it being understood the Management Trust shall bear its proportionate share of all third parry transaction fees and expenses in connection with the Management Trust Drag-Along Sale, such proportionate share being determined according to the gross proceeds to be received by each seller in the relevant sale.

(g) If the transaction giving rise to a Philips Drag-Along Sale or a Management Trust Drag-Along Sale is triggered by a proposed transaction to Sell Equity Securities of an entity that directly or indirectly owns 100% of the Equity Securities of Investor (each such entity, a “Holdco”), Investor shall have the right, instead of requiring Philips or the Management Trust, as the case may be, to Sell the Philips Drag-Along

Shares or the Management Trust Drag-A long Shares, as the case may be, to the relevant Third Party, to require Philips or the Management Trust, as the case may be, to either, at Investor’s discretion, (i) contribute such Shares to Holdco (it being understood that such contribution may occur in several steps via contributions to Investor and any other wholly-owned intermediate entities) in exchange for Equity Securities issued by Holdco that are equivalent in terms of economics to such contributed Shares (taking into account the provisions of this Agreement) and then to effect a Sale of such Equity Securities to such Third Party as though such Sale were a Philips Drag-Along Sale or a Management Trust Drag-Along Sale, as the case may be or (ii) immediately prior to the time scheduled for the closing of such Sale, to transfer such Shares to Investor by way of a repurchase and cancellation, subject, in each case, to the conditions that (i) the Sale of such Equity Securities to such Third Party or such repurchase and cancellation actually occurs and (ii) as a result of such Sale or repurchase and cancellation, the net proceeds payable to Philips or the Management Trust, as the case may be, in respect of the Shares so contributed or repurchased and cancelled is not less than the net proceeds that would have been payable to Philips or the Management Trust, as the case may be, if such Shares had been Sold to such Third Party in a Philips Drag-Along Sale or Management Trust Drag-Along Sale, as the case may be.

Section 3.4. “Philips Tag-Along” Rights. (a) (i) If Investor, prior to a Qualified Public Offering, proposes to Sell (a “Philips Tag-Along Sale”) Shares (the Shares proposed to be Sold in the Philips Tag-Along Sale being referred to as the “Philips Tag-Along Shares”) to a Third Party, Investor shall (i) procure that the buyer to which the Philips Tag-Along Sale is proposed to be made makes a written offer to Philips to purchase from Philips up to a number of Shares equal to the portion of Philips’s Shares representing the same percentage of the total number of Shares held by Philips as the portion of the Shares being Sold by Investor represents of the total number of Shares held by Investor immediately prior to the Philips Tag-Along Sale at the same price per Share and on the same terms and conditions as offered to Investor (the “Philips Tag-Along Offer”), (ii) within ten (10) days of agreeing definitive documentation with respect to the Philips Tag-Along Sale provide to Philips written notice (the “Philips Tag-Along Notice”) specifying the material terms and conditions of the Philips Tag-Along Sale, including the identity of the buyer to which the Philips Tag-Along Sale is proposed to be made, the price per Share to be paid and the maximum number of Shares that Philips may sell pursuant to the Philips Tag-Along Offer and (iii) in the event that Philips accepts the Philips Tag-Along Offer, condition the closing of the Philips Tag-Along Sale on the closing of Philips’s Sale of Shares pursuant to the Philips Tag-Along Offer.

(b) Philips may accept a Philips Tag-Along Offer within thirty (30) days of receiving a Philips Tag-Along Notice by providing to Investor on the one hand and the proposed buyer on the other hand a written notice of acceptance, specifying the number of Shares that it wishes to Sell to the buyer pursuant to the Philips Tag-Along Offer.

(c) Upon acceptance by Philips of a Philips Tag-Along Offer, Philips shall be deemed to have agreed to Sell the number of Shares specified in the Philips Tag-Along Notice and shall (i) make or agree to the same representations, covenants, indemnities (with respect to all matters other than Investor’s ownership of Shares) and other agreements as Investor on a pro rata basis reflecting the number of Shares Sold by Philips, provided that any such representations, covenants, indemnities and other agreements shall be made or agreed severally and not jointly and (ii) take all such actions and exercise its voting rights with respect to its Shares or its right to act by written consent, as applicable, in such manner as may be necessary and appropriate to ensure that the Philips Tag-Along Sale is consummated.

(d) Investor shall be under no obligation to Philips pursuant to this Section 3.4 as a result of any decision by Investor not to consummate a Philips Tag-Along Sale (it being understood that such decision shall be made by Investor in its sole discretion).

(e) Philips shall bear its proportionate share of all third party transaction fees and expenses (and specifically excluding any transaction fees paid to any Investor Affiliate) in connection with a Philips Tag-Along Sale.

(f) Philips shall take all such actions and exercise its voting rights with respect to its Shares or its right to act by written consent, as applicable, in such manner as may be necessary and appropriate to ensure that a Management Trust Tag-Along Sale may be consummated.

(g) If Investor, prior to a Qualified Public Offering, proposes to Sell (a “Management Trust Tag-Along Sale”) Shares which are of the same class as the Shares held by the Management Trust (the Shares proposed to be Sold in the Management Trust Tag-Along Sale being referred to as the “Management Trust Tag-Along Shares”) to a Third Party, Investor shall (i) procure that the buyer to which the Management Trust Tag-Along Sale is proposed to be made makes a written offer to the Management Trust to purchase from that Management Trust up to a number of Shares of the relevant class equal to the portion of that Management Trust’s Shares representing the same percentage of the total number of Shares held by that Management Trust as the portion of the Shares being Sold by Investor represents of the total number of Shares held by Investor immediately prior to the Management Trust Tag-Along Sale at the same price per Share and otherwise on customary terms and conditions, which will include procuring that, to the extent reasonably requested by the Investor, the relevant directors, officers and employees of NXP and its Subsidiaries that are beneficiaries of the Management Trust make representations and warranties concerning the relevant underlying business it being understood that the CEO of NXP shall be entitled to negotiate such representations and warranties on behalf of the relevant individuals, such individuals shall be entitled to make fair disclosure against such representations and warranties and, if and to the extent Investor, acting in its sole and unfettered discretion, decides to give similar representations and warranties, any indemnification or other liability thereunder shall be shared by the Investor and the relevant directors, officers and employees giving such representations and warranties pro rata according to the number of ordinary Shares held by them or for their benefit (the “Management Trust Tag-Along Offer”), (ii) within ten (10) days of agreeing definitive documentation with respect to the Management Trust Tag-Along Sale provide to the Management Trust written notice (the “Management Trust

Tag-Along Notice”) specifying the material terms and conditions of the Management Trust Tag-Along Sale, including the identity of the buyer to which the Management Trust Tag-Along Sale is proposed to be made, the price per Share to be paid and the maximum number of Shares that the Management Trust may sell pursuant to the Management Trust Tag-Along Offer and (iii) in the event that the Management Trust accepts the Management Trust Tag-Along Offer, condition the closing of the Management Trust Tag-Along Sale on the closing of that Management Trust’s Sale of Shares pursuant to the Management Trust Tag-Along Offer.

(h) The Management Trust may accept a Management Trust Tag-Along Offer within fifteen (15) days of receiving a Management Trust Tag-Along Notice by providing to Investor on the one hand and the proposed buyer on the other hand a written notice of acceptance, specifying the number of Shares that it wishes to Sell to the buyer pursuant to the Management Trust Tag-Along Offer.

(i) Upon acceptance by the Management Trust of a Management Trust Tag-Along Offer, that Management Trust shall be deemed to have agreed to Sell the number of Shares specified in the Management Trust Tag-Along Notice and shall take all such actions and exercise its voting rights with respect to its Shares or its right to act by written consent, as applicable, in such manner as may be necessary and appropriate to ensure that the Management Trust Tag-Along Sale is consummated.

(j) Investor shall be under no obligation to the Management Trust pursuant to this Section 3.4 as a result of any decision by Investor not to consummate a Management Trust Tag-Along Sale (it being understood that such decision shall be made by Investor in its sole discretion).

(k) The Management Trust shall bear its proportionate share of all third party transaction fees and expenses (and specifically excluding any transaction fees paid to any Investor Affiliate) in connection with a Management Trust Tag-Along Sale, such proportionate share being determined according to the gross proceeds to be received by each seller in the relevant sale.

(l) The Management Trust shall take all such actions and exercise its voting rights with respect to its Shares or its right to act by written consent, as applicable, in such manner as may be necessary and appropriate to ensure that a Philips Tag-Along Sale may be consummated.

(m) If the transaction giving rise to a Philips Tag-Along Sale or a Management Trust Tag-Along Sale is triggered by a proposed transaction to Sell Equity Securities of a Holdco, Investor shall have the right, instead of having to procure that Philips or the Management Trust, as the case may be, may Sell the Philips Tag-Along Shares or the Management Trust Tag-Along Shares, as the case may be, to the relevant Third Party, to require Philips or the Management Trust, as the case may be, to either, at Investor’s discretion, (i) contribute such Shares to Holdco (it being understood that such contribution may occur in several steps via contributions to Investor and any other wholly-owned intermediate entities) in exchange for Equity Securities issued by Holdco that are equivalent in terms of economics to such contributed Shares (taking into account the provisions of this Agreement) and then to effect a Sale of such Equity Securities to such Third Party as though such Sale were a Philips Tag-Along Sale or a Management Trust Tag-Along Sale, as the case may be or (ii) immediately prior to the time scheduled for the closing of such Sale, to transfer such Shares to Investor by way of a repurchase and cancellation, subject, in each case, to the conditions that (i) the Sale of such Equity Securities to such Third Party or such repurchase and cancellation actually occurs and (ii) as a result of such Sale or repurchase and cancellation, the net proceeds payable to Philips or the Management Trust, as the case may be, in respect of the Shares so contributed or repurchased and cancelled is not less than the net proceeds that would have been payable to Philips or the Management Trust, as the case may be, if such Shares had been Sold to such Third Party in a Philips Tag-Along Sale or Management Trust Tag-Along Sale, as the case may be.

Section 3.5. Excluded Transactions. Notwithstanding anything to the contrary herein, the restrictions set forth in this Article III shall not prohibit any issuance or Sale of Shares for cancellation in exchange for other securities of Newco pursuant to a recapitalization of Newco approved by the Board, it being understood that the provisions of this Agreement shall apply to any securities received by Shareholders pursuant to such recapitalization.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1. Power and Authority; Valid and Binding Obligations; No Conflict or Violation. Each Shareholder represents and warrants that:

(a) Such Shareholder has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b) This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a valid and legally binding agreement of such Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Neither the execution and delivery of this Agreement by such Shareholder nor the performance by such Shareholder of its obligations hereunder, will (i) violate any provision of the Organizational Documents of such Shareholder or (ii) violate or result in a breach of or constitute a default under any Law to which such Shareholder is subject.

ARTICLE V
FINANCIAL REPORTING AND ACCOUNTING

Only for so long as Philips holds a percentage of the outstanding Shares that equals or exceeds the Philips Minimum Percentage:

Section 5.1. Provision of Information by Newco to Philips. (a) Newco agrees to provide, or cause to be provided, to Philips or its designee(s), as promptly as reasonably practicable upon written request therefor, any Information in the possession or under the control of any member of the Newco Group that Philips reasonably requires (i) to comply with reporting, disclosure, filing or other requirements imposed on any member of the Philips Group by a Governmental Authority having jurisdiction over such member, including under applicable securities or tax laws, including the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, or applicable rules of any Self-Regulatory Organization (collectively, the “Applicable Regulatory Requirements”), (ii) for use in any judicial, regulatory, administrative, tax or other proceeding or (iii) in order to satisfy any audit, accounting, claims, regulatory, litigation, tax or other similar requirements, provided that in the event that Newco determines in its reasonable discretion that any such provision of Information would result in a violation of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Newco or any of its Subsidiaries, the Parties shall take reasonable measures to permit Newco to comply with this Section 5.1(a) in a manner that avoids any such violation.

(b) Disclosure Controls and Procedures and Internal Controls over Financial Reporting. During any Reporting Period, Newco shall maintain, at its own cost and expense, systems of disclosure controls and procedures and internal controls over financial reporting sufficient to enable Philips to satisfy its reporting, accounting, audit and other obligations, including under the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and to provide reasonable assurance of the adequacy of such controls and procedures to Philips on an annual basis or more frequently, if requested, in such form and detail as shall enable Philips to satisfy such obligations, including to the effect that (i) records are maintained that in reasonable detail accurately and fairly reflect transactions and dispositions of assets, (ii) transactions are executed in accordance with management’s general or specific authorizations, (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iv) access to assets is permitted only in accordance with management’s general or specific authorization and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(c) Philips Compliance Matters. During any Reporting Period, Newco shall maintain accounting records and prepare financial statements in compliance with U.S. GAAP and IFRS in such detail as is necessary in order for Philips to comply with the Applicable Regulatory Requirements, and in each case respond to requests from Philips for any such Information as soon as reasonably practicable upon written request therefor.

(d) Record Retention. To facilitate the delivery of Information pursuant to this 0, Newco agrees to use its reasonable commercial efforts to retain all Information in its possession or control on the Closing Date substantially in accordance with Newco’s policies as in effect on the Closing Date and as may be reasonably amended from time to time, provided that such policies, as amended, are consistent with those practices customarily adopted and implemented by listed public companies.

(e) Production of Witnesses; Records; Cooperation. Newco shall use its reasonable commercial efforts to make available to Philips, upon written request, at Philips’s cost and expense, Newco’s former, current and future officers, employees, other personnel and agents as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available to the extent that any such person (giving consideration to business demands of such officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any legal, regulatory, administrative or other proceedings in which Philips may from time to time become involved.

(f) Ownership of Information. Any Information owned by Newco that is provided to Philips pursuant to this Article V shall remain the property of Newco. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in respect of any such Information.

(g) Other Agreements Providing For Delivery of Information. All of Philips’s rights and Newco’s obligations set forth in this Section 5.1 are subject to Section 6.1.

Section 5.2. Auditors and Audits; Annual and Quarterly Statements and Accounting.

(a) Auditors. Unless Philips otherwise consents, for the purpose of auditing its consolidated financial statements and providing an audit opinion thereon with respect to any Reporting Period, Newco shall engage one of Deloitte, Ernst & Young, KPMG and PricewaterhouseCoopers for the purpose of auditing its consolidated financial statements and providing an audit opinion thereon, provided that Newco shall have the right to select a different accounting firm to the extent the audit committee of Newco reasonably determines that it would be in Newco’s best interests to select a different accounting firm and such selection would not cause Philips to violate with the Applicable Regulatory Requirements and provided that with respect to any Reporting Period, Newco shall, and shall cause its auditor from time to time (the “Newco Auditor”) to, comply with Philips’s auditors independence policies with respect to the Philips Group, as amended from time to time.

(b) Annual and Quarterly Financial Statements. Newco shall provide, and shall cause the Newco Auditor to provide, to Philips (and each other Shareholder) on a timely basis all such Information as Philips may require to meet its schedule for the preparation, printing, filing, and public dissemination of its consolidated annual and quarterly financial statements for any Reporting Period. Without limiting the generality of the foregoing, Newco shall on a timely basis provide to the Newco Auditor sufficiently detailed Information with respect to Newco and its Subsidiaries to permit the Newco Auditor to take such steps and perform such reviews, and shall provide such assistance to Philips’s auditor (the “Philips Auditor”), as may be required by Philips in connection with the preparation of its consolidated annual and quarterly financial statements for any Reporting Period. Newco shall use its reasonable commercial efforts to make its quarterly and annual results announcements no later than the time at which Philips shall make its corresponding quarterly and annual results announcements, provided that Newco shall not be required to incur any additional costs or expenses in connection with such efforts.

(c) Identity of Personnel Performing Annual Audit and Quarterly Reviews. Newco shall authorize the Newco Auditor to make available to the Philips Auditors both the personnel who performed or are performing the annual audits and quarterly reviews of Newco’s consolidated financial statements and work papers related to such audits and reviews, in all cases within a reasonable time prior to the date of the Newco Auditor’s opinion or report thereon so that the Philips Auditor is able to perform all procedures it considers necessary to take responsibility for the work of the Newco Auditors as it relates to any opinion or report to be issued by the Philips Auditor on Philips’s consolidated financial statements, all within sufficient time to enable Philips to meet its schedule for the preparation, printing, filing and public dissemination of Philips’s consolidated annual and quarterly financial statements for any Reporting Period.

(d) Changes to Accounting Principles and Restatements or Revisions of Financial Statements. Newco shall give Philips as much prior notice as reasonably practicable of any proposed changes in its critical accounting policies or significant accounting principles or any proposed restatement or revision to Newco’s financial statements, if any such change, restatement or revision could affect Philips’s consolidated annual or quarterly financial statements for any Reporting Period. If requested by Philips, Newco will consult with Philips and the Philips Auditor, and permit Philips and the Philips Auditor to consult with the Newco Auditor for a reasonable period of time, with respect to any such change, restatement or revision. Without the prior written approval of Philips, Newco shall not (i) make any change to any of its accounting policies or principles or (ii) restate or revise its consolidated financial statements with respect to any prior Reporting Periods, in each case if such restatement, revision or change could affect, or could require Philips to restate, revise or change, Philips’s consolidated financial statements or its future consolidated financial statements, provided that if in the opinion of the Newco Auditor, Newco’s failure to make any such restatement, revision or change would cause Newco’s consolidated financial statements not to be in compliance, in any material respect, with applicable accounting principles, Newco may make any such restatement, revision or change after (A) providing Philips with as much prior notice thereof as reasonably practicable and (B) consulting with Philips and the Philips Auditor, and permitting Philips and the Philips Auditor to consult with the Newco Auditor for a reasonable period of time, regarding such change, restatement or revision.

ARTICLE VI
CONFIDENTIALITY

Section 6.1. Confidentiality. Each Shareholder agrees that it will not at any time disclose or use any Confidential Information (as defined below) of which such Shareholder is or becomes aware, whether or not such information is developed by such Shareholder, except to the extent that such disclosure or use is directly related to and required by such Shareholder’s performance of duties, if any, assigned to such

Shareholder by Newco, or such Shareholder’s holding, managing or disposing of Shares, or the reporting requirements from time to time of the Investor or the Investor’s direct or indirect shareholders, provided that, prior to any such disclosure of Confidential Information as permitted hereby, such Shareholder shall inform the person to whom such disclosure is to be made of the confidential nature of such information and obtain the agreement of such person to be bound by the provisions of this Section 6.1 if substantially equivalent confidentiality obligations do not otherwise exist. As used in this Agreement, the term “Confidential Information” means any and all information (in any form or media) concerning Newco’s or its Affiliates’ customers, prospective customers (including lists of customers and prospective customers), methods of operation, manufacturing processes, trade secrets, research and development activities, know-how, designs, computer software, business or financial plans, contracts, distributors, distribution channels, pricing information, billing rates or procedures, suppliers, vendor lists, business methods, management, employees, employee compensation, acquisition opportunities, books and records, or any other business information relating to Newco or its Affiliates (whether constituting a trade secret or proprietary or otherwise) that has value to Newco or its Affiliates and is treated by Newco or its Affiliates as being confidential, provided that Confidential Information shall not include any information that has been published (through no breach by any Shareholder of its obligations hereunder) in a form generally available to the public prior to the date a Shareholder proposes to disclose or use such information, that is required to be disclosed by Law or that is disclosed by Newco or its Affiliates to a Third Party that is under no obligation to keep such information confidential.

Section 6.2. Information. Subject only to Section 6.1, nothing in this Agreement will limit the principle that all information will be made available to the Investor and Philips on the basis of full transparency and that Newco shall procure that the members of the Newco Group and their auditors or other relevant advisers supply Investor and each Investor Director and Philips and each Philips Director with such financial or management information relating to the Newco Group, its activities, affairs, plans and prospects as the Investor or Philips may require, within such timeframe as Investor or Philips may reasonably require.

Section 6.3. CFC. Newco shall provide, and shall use all reasonable endeavors to procure that NXP and its Subsidiaries provide, to Investor or any Investor Affiliate, as the case maybe, such information as Investor or such Investor Affiliate may reasonably request at any time or from time to time in order to permit Investor or such Investor Affiliate, (a) to determine whether any member of Newco’s group is a “controlled foreign corporation” (or a corporation having a similar status) for the purposes of the IRC, (b) to determine the consequences to the Investor or Investor Affiliate (as relevant) of such status and (c) any other information that may be reasonably necessary for Investor or such Investor Affiliate to duly complete and file any income tax returns.

ARTICLE VII
REGISTRATION OF SUBJECT SECURITIES

Section 7.1.        Demand Registration Rights. (a) Prior to a Qualified Public Offering, Shareholders who, collectively, hold more than 50% of the Shares and, following a Qualified Public Offering, each Shareholder (each such Shareholder, the “Demanding Shareholder”) shall have the right, at any time and from time to time on or after the third anniversary of the date hereof, to demand that the IPO Entity publish an EU Prospectus and/or file and have declared effective by the SEC a Registration Statement for one or more Public Offerings of all or part of the Demanding Shareholder’s Subject Securities, by giving written notice to the IPO Entity specifying the number of Subject Securities to be covered by such EU Prospectus or Registration Statement and the intended method of distribution thereof (the “Demand Request”). In the event a Demand Request is made prior to a Qualified Public Offering, the Demanding Shareholder shall forward such Demand Request to the other Shareholders. In the case of an EU Prospectus, the Demanding Shareholder may specify that such prospectus shall be in the form of a registration document, an offering supplement and a summary or such other form as the AFM or other relevant competent authority may from time to time accept to facilitate delayed or continuous offerings of securities. In the case of a Registration Statement, the Demanding Shareholder may specify that such registration statement shall be in the form of a “shelf” registration statement, providing for the offer and sale of Subject Securities by the Demanding Shareholder on a delayed or continuous basis as permitted by the Securities Act, in which case the intended method of distribution contained in the Demand Request may be general in nature or contemplate multiple methods of distribution. Any Demanding Shareholder wishing to deliver a Demand Request shall notify the IPO Entity of its intention to do so at least fourteen (14) days prior to its intended date of delivery, and the IPO Entity shall forthwith negotiate in good faith to determine the timing of the Demand Request and the number of Subject Securities to be specified therein. If the Demanding Shareholder and the IPO Entity shall agree such matters within the 14-day consultation period, the Demand Request shall reflect such agreement; if the Demanding Shareholder and the IPO Entity fail to agree such matters within the 14-day consultation period, the Demanding Shareholder shall be entitled to deliver the Demand Request on such terms as the Demanding Shareholder, in its sole discretion, sees fit.

(b)       Each Shareholder shall have the right, within twenty (20) days of receiving a Demand Request by a Demanding Shareholder prior to a Qualified Public Offering, or within such lesser period of time as specified in the Demand Request which shall in any event be at least five (5) Business Days if the Public Offering is reasonably required to occur on an accelarated timetable, to request that the IPO Entity include in the Offer Document all or a portion of the Subject Securities held by such other Shareholder (a “Participation Request”).

(c)       Upon receipt of a Demand Request, the IPO Entity shall as promptly as practicable file with each applicable Regulator an Offer Document and shall use its best efforts to obtain the Qualification of such Offer Document, covering the Subject Securities included in the Demand Request and, if applicable, the Subject

Securities included in any Participation Request, for disposition in accordance with the intended method of disposition stated in the Demand Request.

(d)       The IPO Entity shall use reasonable efforts to keep a Registration Statement that has become effective as contemplated by Section 7.1 (a) continuously effective and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (i) the expiration of the SEC Required Period and (ii) the date on which all Subject Securities covered by the Registration Statement (A) have been disposed of pursuant to such Registration Statement or (B) cease to be subject to the registration requirements of the Securities Act, provided that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder. In the event of any stop order, injunction or other similar order or requirement of the SEC relating to the Registration Statement, the SEC Required Period shall be extended by the number of days during which such stop order, injunction or similar order or requirement remains in effect.

(e)       The IPO Entity’s obligations under subsections (a) to (d) are subject to the following limitations:

(i)        The IPO Entity shall not be required to comply with its obligations under subsections (a) to (d) during any period of time (not to exceed 90 days in the aggregate with respect to each request) with respect to which it has in good faith decided to proceed with a Public Offering for its own account and, in the good faith judgment of the managing underwriters thereof, the compliance with such obligations would have a material adverse effect on such Public Offering (any such period of time being hereinafter referred to as a “Blackout Period”); provided that (A) any such Blackout Period shall terminate earlier upon the completion or abandonment of such Public Offering, (B) the IPO Entity shall furnish to each Shareholder a certificate of a member of its Board demonstrating that, prior to the commencement of the consultation period specified in Section 7.1 (a), it engaged an investment bank of international standing to conduct the Public Offering and (C) if during the Blackout Period a Demand Request is withdrawn, such request shall not be considered a Demand Request and such request shall be of no further effect.

(ii)       The IPO Entity shall not be required to comply with its obligations under subsections (a) to (d) during any period of time (not to exceed 90 days in the aggregate with respect to each request) with respect to which in the good faith judgment of the Board of the IPO Entity it would be materially detrimental to the IPO Entity and its shareholders for any EU Prospectus or Registration Statement to be filed because such filing would (A) require disclosure of material nonpublic information, the disclosure of which would be reasonably likely to materially adversely affect the IPO Entity and its Subsidiaries taken as a whole or (B) adversely effect an existing or prospective material financing, acquisition, merger, disposition or other comparable transaction or negotiation involving the IPO Entity, provided that in any such case the IPO Entity shall have the right to suspend the filing or use of but not the filing of, any EU Prospectus or Registration Statement and provided further that the IPO Entity shall not be entitled to exercise this right more than three times for a period of 90 days each time.

(iii)      The minimum aggregate offering price of the Subject Securities in any Public Offering, as estimated in good faith by the managing underwriters thereof immediately prior to the time the Qualification of the relevant Offer Document becomes effective, shall be at least €250 million (or the equivalent in other currencies).

(iv)      The number of Subject Securities to be offered and sold in any Public Offering shall not exceed the maximum number that the managing underwriter engaged for the Public Offering considers in good faith to be appropriate based on market conditions and other relevant factors, including pricing, the identity of the Shareholders and the proportion of the Subject Securities being offered and sold by the IPO Entity and the Shareholders (the “Maximum Number”).

(v)       If the number of Subject Securities to be offered and sold in a Public Offering following a Demand Request exceeds the Maximum Number, then the aggregate number of Subject Securities to be offered and sold shall be reduced to the Maximum Number and the IPO Entity shall include in the Offer Document up to the Maximum Number (A) first, all of the Subject Securities requested by the Demanding Shareholder and the other requesting Shareholders to be included in the Offer Document, allocated among them pro rata on the basis of the number of Subject Securities then held by them and (B) second, to the extent that the number of Subject Securities to be included in the Offer Document pursuant to (A) is less than the Maximum Number, any Subject Securities that the IPO Entity proposes to offer and sell for its own account.

(vi)      The IPO Entity shall not be obligated to give effect to a Demand Request in the event that a registration pursuant to Section 7.2 has been available to any Shareholder within the ninety (90) days preceding the date of the Demand Request.

(vii)     The IPO Entity shall not be obligated to give effect to more than two Demand Requests in any twelve-month period.

(f)        A request by a Shareholder that the IPO Entity file an Offer Document shall not be considered a Demand Request if the Offer Document does not become Qualified.

Section 7.2.        Piggyback Registration Rights. (a) If the IPO Entity proposes to seek Qualification of an Offer Document in respect of any authorized but unissued Subject Securities for purposes of a Public Offering of such Subject Securities, the IPO Entity shall give written notice to each Shareholder of such proposal at least thirty (30) days before the commencement of preparations for such Public Offering. Such notice shall specify at a minimum the number of Subject Securities proposed to be included in the Offer Document, the proposed filing date of the Offer Document, the proposed method of distribution of the Subject Securities and the proposed managing underwriters, if any. If the IPO Entity intends to deliver such a notice, it shall notify each Shareholder of its intention to do so at least fourteen (14) days prior to its intended date of delivery, and the IPO Entity and the Shareholders shall forthwith negotiate in good faith to determine the timing of such notice, the type and amount of securities to be specified therein and the possibility for permitting the inclusion of each Shareholder’s Subject Securities in the Offer Document. If the IPO Entity and the Shareholders shall agree such matters within the fourteen (14)-day consultation period, the notice given by the IPO Entity to the Shareholders shall reflect such agreement; if the IPO Entity and the Shareholders fail to agree such matters within the fourteen (14)-day consultation period; the IPO Entity shall be entitled to give such notice upon such terms as it, in its sole discretion, sees fit (any such notice hereinafter being referred to as an “Override Notice”).

(b)       If permitted by the notice given by the IPO Entity, each Shareholder shall be entitled to submit a written request within fifteen (15) days after receipt of such notice that all or a portion of the Subject Securities held by it shall be included in the Offer Document, and the IPO Entity shall use its best efforts to include in the Offer Document the Subject Securities referred to in such request, provided that any offer and sale of such Subject Securities shall be on substantially the same terms and conditions as the Subject Securities offered and sold by the IPO Entity and provided further that the number of Subject Securities to be included in the Offer Document shall not exceed the Maximum Number. If the number of Subject Securities to be offered and sold in a Public Offering pursuant to Section 7.2(a) exceeds the Maximum Number, the aggregate number of Subject Securities to be offered and sold shall be reduced to the Maximum Number and the IPO Entity shall include in the Offer Document up to the Maximum Number (A) first, all of the Subject Securities that the IPO Entity proposes to offer and sell for its own account and (B) second, to the extent that the number of Subject Securities to be included in the Offer Document pursuant to (A) is less than the Maximum Number, any Subject Securities requested by any requesting Shareholders to be included in the Offer Document, allocated among them pro rata on the basis of the number of Subject Securities then held by them. A Shareholder who has submitted a request to have Subject Securities included in the Offer Document pursuant to this Section 7.2(b) shall be entitled to withdraw this request by giving written notice to the IPO Entity of its election to do so at least five (5) days prior to the proposed date of Qualification of such Offer Document.

(c)       In the event that the IPO Entity delivers an Override Notice to the Shareholders, then notwithstanding any other provision of this Agreement, for a period of six months following the later of the first day of trading of the Subject Securities specified in the Override Notice or the expiration of any related lock-up period (the “Priority Period”):

(i)        The IPO Entity may not deliver a notice pursuant to this Section 7.2 without first providing the Shareholders at least forty-five (45) days’ advance notice thereof and an opportunity for the Shareholders to deliver a Demand Request, which shall have priority over any notice delivered by the IPO Entity during the Priority Period;

(ii)       Any Demand Request delivered by a Shareholder during the Priority Period shall be deemed to have been delivered prior to any notice delivered by the IPO Entity pursuant to this Section 7.2 during the Priority Period.

(iii)      The IPO Entity may not refuse to comply with any Demand Request delivered during the Priority Period on the ground that it has previously engaged an investment bank to conduct a Public Offering.

Section 7.3.        Offer Procedures. If and whenever the IPO Entity is required by Section 7.1 or Section 7.2 to use its best efforts to obtain the Qualification of an Offer Document in respect of any Subject Securities, the following provisions shall apply:

(a)       The IPO Entity shall:

(i)        As promptly as practicable prepare and file with each applicable Regulator an Offer Document with respect to the Subject Securities and use its best efforts to cause such Offer Document to become and remain Qualified, provided that, before filing any Offer Document or any amendments or supplements thereto, the IPO Entity shall furnish to and afford each Shareholder holding Subject Securities covered by such Offer Document (a “Selling Shareholder”), its advisors and the managing underwriters (the “Underwriters”), if any, a reasonable opportunity to review and comment on copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

(ii)       As promptly as practicable, prepare and file with each applicable Regulator such amendments and supplements to an Offer Document as may be necessary to keep the Qualification of the Offer Document current and effective and to comply with the provisions of applicable law with respect to the sale or disposition of the Subject Securities.

(iii)      Promptly notify each Selling Shareholder (A) when an Offer Document or any amendment or supplement thereto has been filed and when it has become Qualified, (B) of any request by any applicable Regulator for amendments or supplements to an Offer Document or for additional information or (iii) of any order issued or threatened by any applicable Regulator suspending the Qualification of an Offer Document; the IPO Entity shall use its best efforts to prevent the issuance of any such order and, if any such order is issued, shall use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

(iv)      Immediately upon becoming aware thereof, notify each Selling Shareholder and the Underwriters, if any, at any time when a U.S. Prospectus or an EU Prospectus is required to be made available under applicable law or regulations, of the occurrence of an event requiring the preparation of a supplement or amendment to an Offer Document so that, as thereafter delivered to the purchasers of the Subject Securities, such Offer Document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly make available to each Selling Shareholder and the Underwriters, if any, any such supplement or amendment.

(v)       Use its best efforts to register or qualify the Subject Securities under such securities or blue sky laws of such jurisdictions in the United States as the Selling Shareholders or the Underwriters, if any, shall reasonably request, and do any and all other acts and things that may be reasonably necessary to enable each participating Selling Shareholder or the Underwriters, if any, to consummate the disposition of the Subject Securities in such jurisdictions, provided that in no event shall the IPO Entity be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to execute or file any general consent to service of process under the laws of any jurisdiction.

(vi)      Make available upon reasonable advance notice for inspection by any Selling Shareholder, any Underwriters and any attorney, accountant or other professional retained by any such Selling Shareholder or Underwriter (collectively, the “Advisors”), all financial and other records, pertinent corporate documents and properties of the IPO Entity (collectively, the “Records”) as shall be reasonably necessary to enable them to conduct a “reasonable” investigation for purposes of Section 11(a) of the Securities Act and other applicable antifraud and securities laws and cause the IPO Entity’s directors, officers and employees to supply all information reasonably requested by any Advisors in connection with such Offer Document.

(vii)     Use its best efforts to cause all Subject Securities covered by-an Offer Document to be listed or qualified for trading on any stock exchange or quotation service on which the IPO Entity’s outstanding equity securities are listed or qualified for trading or, if none of the IPO Entity’s outstanding equity securities are listed or qualified for trading on any stock exchange or quotation services, a generally recognized and generally accepted stock exchange or quotation service in the United States or Europe.

(viii)    Furnish to each Selling Shareholder and each Underwriter, if any, such number of copies of an Offer Document, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such other documents as such Selling Shareholder or Underwriter may reasonably request in order to facilitate the disposition of the Subject Securities owned by such Selling Shareholder.

(ix)       In connection with an underwritten offering of Subject Securities, enter into an underwriting agreement in such form as is customary in underwritten offerings made by selling security holders and take all such other actions as are reasonably requested by the Underwriters in order to expedite or facilitate the registration or the disposition of such Subject Securities, and in such connection (A) make such representations and warranties to the Underwriters with respect to the business of the IPO Entity and its Subsidiaries, and the relevant Offer Document and documents, if any, incorporated or deemed to be incorporated by reference therein, as are customarily made by issuers to underwriters in underwritten offerings made by selling security holders, and confirm the same on the settlement date for the offering, (B) cause opinions of counsel to the IPO Entity (which counsel and opinions shall be reasonably satisfactory to the managing underwriters) to be delivered to the Underwriters covering the matters customarily covered in opinions requested in underwritten offerings by selling security holders, (C) cause “cold comfort” letters and updates thereof (which letters and updates shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the IPO Entity (and, if necessary, any other independent certified public accountants of any Subsidiary or equity investee of the IPO Entity or of any business acquired or owned by the IPO Entity for which financial statements and financial data are, or are required to be, included in the Offer Document) to be delivered to the Underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings by selling security holders and (D) agree to customary indemnification and contribution provisions in favor of both the Selling Shareholders and the Underwriters or selling agents.

(x)        Comply with all applicable rules and regulations of each applicable Regulator and, in the case of a U.S. Public Offering, make generally available to security holders earning statements satisfying the provisions of Section II (a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) not later than forty-five (45) days after the end of any 12-month period (or 90 days after the end of any twelve (12)-month period if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Subject Securities are offered and sold in a Public Offering and (B) if not sold to underwriters in such an offering, commencing on the first day of the fiscal quarter of the IPO Entity after the effective date of a Registration Statement, which statements shall cover said twelve (12)-month period.

(xi)       Cooperate with each Selling Shareholder and the Underwriters in connection with any filings required to be made with any Self-Regulatory Organization.

(xii)      Use its best efforts to take all other steps reasonably necessary to effect the Qualification, offering and sale of the Subject Securities covered by an Offer Document and enter into any other customary agreements and take such other actions, including participation in “road shows”, as are reasonably required in order to expedite or facilitate the disposition of the Subject Securities.

(b)       Each Selling Shareholder shall agree to any lock-up restrictions requested by the Underwriters prohibiting and/or restricting the transfer of Subject Securities and any hedging or other trading activities with respect to such securities, provided that the form of lock-up agreement agreed to by Investor and the Management Trust shall be substantially the same as that required of any other Selling Shareholder.

Section 7.4.        Expenses, (a) All fees and expenses incident to the Qualification and offer and sale of the Subject Securities in a Public Offering pursuant to Section 7.1 or Section 7.2 shall be borne by the IPO Entity, including (a) all registration and filing fees (including (i) fees with respect to filings required to be made with any Self-Regulatory Organization and (ii) fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the IPO Entity and the Underwriters in connection with such matters)), (b) printing expenses (including any costs of printing certificates for Subject Securities in a form eligible for deposit with clearing agencies, printing EU Prospectuses and U.S. Prospectuses, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and blue sky memoranda), (c) the fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to the conduct rules of the NASD, (d) the expenses and costs of any road show (including travel, meals, accommodation and other arrangements for investor presentations or meetings); (e) the fees, expenses and costs of any public relations, investor relations or other consultants retained in connection with any road show (including travel and other arrangements for any investor presentations or meetings); (f) fees and disbursements of counsel for the IPO Entity, (g) fees and disbursements of all independent certified public accountants for the IPO Entity (including the expenses of any “cold comfort” letters required by or incident to such performance) and (h) costs and expenses incurred in connection with the quotation or listing of the Subject Securities on any securities exchange or automated securities quotation system.

(b)       Notwithstanding anything to the contrary in Section 7.4(a), the IPO Entity will bear all costs and expenses associated with any offering-related liability insurance, if the IPO Entity desires to obtain such insurance.

Section 7.5.        Indemnification. (a) In connection with any Offer Document in respect of any Public Offering pursuant to this Article VII, the IPO Entity shall agree to indemnify and hold harmless each Selling Shareholder and each Underwriter, if any, and each of their respective officers, directors or employees, each Person, if any, who controls such Selling Shareholder or such Underwriter within the meaning of Section 15 of the Securities Act, Section 20 of the Exchange Act and each Person of which, under the laws of The Netherlands, such Selling Shareholder or such Underwriter, directly or indirectly, is a subsidiary (dochtermaatschappij) or group company (groepsmaatschappij), from and against any and all losses, claims, damages and liabilities (“Losses”) and any actions in respect thereof (including any legal or other expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Offer Document, EU Prospectus, U.S. Prospectus, Issuer Free Writing Prospectus or form of prospectus (as amended or supplemented if the IPO Entity shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities or actions in respect thereof are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (i) any information relating to any Selling Shareholder furnished to the IPO Entity by or on behalf of such Selling Shareholder expressly for use therein or (ii) any information relating to such Underwriter furnished to the IPO Entity by such Underwriter expressly for use therein.

(b)       In connection with any Offer Document in respect of any Public Offering pursuant to Article VII in which a Shareholder is not participating, the IPO Entity shall indemnify and hold harmless such Shareholder and its officers, directors or employees, each Person, if any, who controls such Selling Shareholder within the meaning of Section 15 of the Securities Act, Section 20 of the Exchange Act and each Person of which, under the laws of The Netherlands, such Shareholder, directly or indirectly, is a subsidiary (dochtermaatschappij) or group company (groepsmaaischappij), from and against any and all losses, claims, damages and liabilities and any actions in respect thereof (including any legal or other expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in an Offer Document, EU Prospectus, U.S. Prospectus, Issuer Free Writing Prospectus or form of prospectus (as amended or supplemented if the IPO Entity shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities or actions in respect thereof are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information provided by such Shareholder to the IPO Entity in writing expressly for use therein.

(c)       Each Selling Shareholder shall agree to indemnify and hold harmless the IPO Entity and each Underwriter, if any, and each of their respective officers, directors or employees, each Person, if any, who controls any such Underwriter within the meaning of either Section 15 of the Securities Act, Section 20 of the Exchange Act and each Person of which, under the laws of The Netherlands, the IPO Entity or such Underwriter, directly or indirectly, is a subsidiary (dochtermaatschatppij) or group company (groepsmaaischappij), from and against any and all losses, claims, damages and liabilities and any actions in respect thereof (including any legal or other expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Offer Document or any amendment thereof, or any EU Prospectus, U.S. Prospectus or form of prospectus (as amended or supplemented if the IPO Entity shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to any information relating to such Selling Shareholder furnished to the IPO Entity by or on behalf of such Selling Shareholder expressly for use therein.

(d)       In the event a claim arises pursuant to subsection (a) through (c), any person in respect of which indemnification may be sought (the “Indemnified Party”) shall notify the Party against whom the claim for indemnification is made of such claim and the facts constituting the basis for such claim in reasonable detail. The Party against whom the claim for indemnification is made is hereinafter referred to as the “Indemnifying Party”. Failure to notify an Indemnifying Party shall not relieve such Indemnifying Party from its obligations hereunder to the extent it is not materially prejudiced as a result thereof.

(e)       Counsel to the Indemnified Party shall be selected by the Indemnifying Party and shall be reasonably satisfactory to the Indemnified Party, provided that counsel to the Indemnified Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to the Indemnifying Party. The Indemnifying Party may participate at its own expense in the defense of any claim arising pursuant to subsections (a) through (c) and, to the extent it shall wish and be legally permitted, assume the defense thereof, jointly with any other Indemnifying Party similarly notified, provided, however, that in the event the Indemnified Party shall have reasonably concluded that there may be defenses available to it that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to direct the defense of such action as it relates to such defenses on behalf of such Indemnified Party and the fees and expenses of separate counsel (selected by the Indemnified Party and reasonably satisfactory to the Indemnifying Party) relating to such defenses for such Indemnified Party shall be borne by the Indemnifying Party. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of any such claim and after election of counsel to the Indemnified Party as set forth above, the Indemnifying Party shall not be liable for any legal expenses of other counsel (except for separate counsel, but not more than the costs of one such separate counsel for all Indemnified Parties, in the circumstances described above) subsequently incurred by such Indemnified Party. Except as provided in the preceding sentences, the Indemnifying Party shall not be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No Indemnifying Party shall, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 7.5 (whether or not the Indemnified Parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(f)        If at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and disbursements of counsel, such Indemnifying Party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement taking effect and (iii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and disbursements of counsel, an Indemnifying Party shall not be liable for any settlement effected without its consent if such Indemnifying Party (i) reimburses such Indemnified Party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the Indemnified Party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

(g)       The indemnity and reimbursement obligations under this Section 7.5 shall be in addition to any liability each Indemnifying Party may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party but may be modified as appropriate and agreed by the Parties in connection with entering any customary underwriting agreement which may, among other matters, provide for contribution arrangements.

(h)       In the event of any conflict between the provisions set forth in this Section 7.5 and those set forth in any underwriting agreement entered pursuant to this Article VII, the underwriting agreement shall control.

Section 7.6.        No Shareholder Consent Necessary to Conduct a Public Offering. Notwithstanding anything in this Agreement to the contrary, Philips shall not have the right to object to a Public Offering initiated by Newco, Investor or the Management Trust.

ARTICLE VIII
MISCELLANEOUS

Section 8.1.        Termination. The provisions of Article II shall terminate on the date Philips no longer holds a percentage of the outstanding Shares that equals or exceeds the Philips Minimum Percentage. With respect to Philips, this Agreement shall terminate on the date that Philips ceases to owns any Shares of Newco. With respect to the Management Trust, this Agreement shall terminate on the date that the Management Trust ceases to owns any Shares of Newco. This Agreement shall also terminate, except for Article VI, on the date of consummation of a Qualified Public Offering,

Section 8.2.        Additional Securities. Any Additional Securities shall be considered Shares for purposes of this Agreement and shall be subject to the provisions hereof.

Section 8.3.        Notices. All notices and communications under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier or email, provided that the telecopy or email is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

To Investor or the initial Investor Representative:

KASLION Holding B.V.
High Tech Campus 60
5656 AG Eindhoven
The Netherlands
Telephone: (31) 20 5407575
Telecopy: (31) 20 5407500
Email: erik.thyssen@alpinvest.com
Ann: Erik Thyssen

With a copy to:

Clifford Chance LLP
Droogbak IA
1013 GE Amsterdam
The Netherlands
Telephone: (31) 20 711-9000
Telecopy: (31) 20 711-9999
Email: thijs.alexander@cliffordchance.com
Attn: Thijs Alexander

Kohlberg Kravis Roberts & Co. Ltd.
Stirling Square
7 Carlton Gardens
London
SW1Y 5AD
United Kingdom
Telephone: (44) 207 839-9800
Telecopy: (44) 207 839-9801
Email: huthj@kkr.com
Attn: Johannes Huth

Silver Lake Management Company, L.L.C.

2775 Sand Hill Road, Suite 100
Menlo Park, CA 94025
United States
Telephone: (650) 233-8158
Telecopy: (650) 233-8125
Email: karen.king@silverlake.com
Ann: Karen King, General Counsel

Bain Capital, Ltd.
Devonshire House
Mayfair Place
London WIJ 8AJ
United Kingdom
Telephone: (44) 20 7514 5252
Telecopy: (44) 20 7514 5250
Email: mplantevin@baincapital.com
Attn: Michel Plantevin

Apax Partners Beteiligungsberatung GmbH
Possartstrasse 11
8l679 München
Germany
Telephone: (49) 89 998909 0
Telecopy: (49) 89 998909 33
Email: Christian.Reitberger@apax.de
Attn: Christian Reitberger

Alplnvest Partners CS Investments 2006 C.V.
Jachthavenweg 118
1081 KJ Amsterdam
The Netherlands
Telephone: (31) 20 5407575
Telecopy: (31) 20 5407500
Email: erik.thyssen@alpinvest.com
Attn: Erik Thyssen

To Philips:

Koninklijke Philips Electronics N.V.
Breitner Center,
Amstelplein 2,
1096 BC Amsterdam,
The Netherlands
Telephone: (31) 20 597-7232
Telecopy: (31) 20 597-7150
Email: eric.coutinho@philips.com
Attn: Eric Coutinho

With a copy to:

Sullivan & Cromwell LLP
I New Fetter Lane
London EC4A 1AN
United Kingdom
Telephone: (44) 20 7959-8900
Telecopy: (44) 20 7959-8950
Email: brayg@sullcrom.com
Attn: Garth W. Bray

and

De Brauw Blackstone Westbroek
Tripolis
Burgerweeshuispad 301
1076 HR Amsterdam
Telephone: (31) 20 577-1421
Telecopy: (31) 20 577-1874
Email: arne.grimme@debrauw.com
Attn: Arne Grimme

To Newco:

KASLION Acquisition B.V.
High Tech Campus 60
5656 AG Eindhoven
The Netherlands
Telephone: (31) 20 5407575
Telecopy: (31) 20 5407500
Email: erik.thyssen@alpinvest.com
Attn: Erik Thyssen

With a copy to:

Clifford Chance LLP
Droogbak 1A
1013 GE Amsterdam
The Netherlands
Telephone: (31) 20 711-9000
Telecopy: (31) 20 711-9999
Email: thijs.alexander@cliffordchance.com
Attn: Thijs Alexander

Kohlberg Kravis Roberts & Co. Ltd.
Stirling Square
7 Carlton Gardens
London
SW1Y 5AD
United Kingdom
Telephone: (44) 207 839-9800
Telecopy: (44) 207 839-9801
Email: huthj@kkr.com
Attn: Johannes Huth

Silver Lake Management Company, L.L.C.
2775 Sand Hill Road, Suite 100
Menlo Park, CA 94025
United States
Telephone: (650) 233-8158
Telecopy: (650) 233-8125
Email: karen.king@silverlake.com
Attn: Karen King, General Counsel

Bain Capital, Ltd.
Devonshire House
Mayfair Place
London W1J 8AJ
United Kingdom
Telephone: (44) 20 7514 5252
Telecopy: (44) 20 7514 5250
Email: mplantevin@baincapital.com
Attn: Michel Plantevin

Apax Partners Beteiligungsberatung GmbH
Possartstrasse 11
81679 Munchen
Germany
Telephone: (49) 89 998909 0
Telecopy: (49) 89 998909 33
Email: Christian.Reitberger@apax.de
Attn: Christian Reitberger

AlpInvest Partners CS Investments 2006 C.V.
Jachthavenweg 118
1081 KJ Amsterdam
The Netherlands
Telephone: (31) 20 5407575
Telecopy: (31) 20 5407500
Email: erik.thyssen@alpinvest.com
Attn: Erik Thyssen

To NXP:

NXP B.V.
High Tech Campus
Professor Holstlaan 4
Buidling HTC – 60
5656 AA Eindhoven
The Netherlands
Telephone: (31) 40 272-2041
Telecopy: (31) 40 272-4005
Email: guido.dierick@philips.com
Attn: Guido Dierick

To Stichting Management:

Stichting Management Co-Investment NXP
High Tech Campus 60
5656 AG Eindhoven
The Netherlands
Telephone: +31 (0) 40 272 3028
Telecopy: +31 (0) 40 272 3093
Email: frans.van.houten@philips.com
Attn: Frans van Houten

With a copy to:

Clifford Chance LLP
Droogbak 1A
1013 GE Amsterdam
The Netherlands
Telephone: (31) 20 711-9000
Telecopy: (31) 20 711-9999
Email: thijs.alexander@cliffordchance.com
Attn: Thijs Alexander

Kohlberg Kravis Roberts & Co. Ltd.
Stirling Square
7 Carlton Gardens
London
SW1Y 5AD
United Kingdom
Telephone: (44) 207 839-9800
Telecopy: (44) 207 839-9801
Email: huthj@kkr.com
Attn: Johannes Huth

Silver Lake Management Company, L.L.C.
2775 Sand Hill Road, Suite 100
Menlo Park, CA 94025
United States
Telephone: (650) 233-8158
Telecopy: (650) 233-8125
Email: karen.king@silverlake.com
Attn: Karen King, General Counsel

Bain Capital, Ltd.
Devonshire House
Mayfair Place
London W1J 8AJ
United Kingdom
Telephone: (44) 20 7514 5252
Telecopy: (44) 20 7514 5250
Email: mplantevin@baincapital.com
Attn: Michel Plantevin

Apax Partners Beteiligungsberatung GmbH
Possartstrasse 11
81679 Munchen
Germany
Telephone: (49) 89 998909 0
Telecopy: (49) 89 998909 33
Email: Christian.Reitberger@apax.de
Attn: Christian Reitberger

AlpInvest Partners CS Investments 2006 C.V.
Jachthavenweg 118
1081 KJ Amsterdam
The Netherlands
Telephone: (31) 20 5407575
Telecopy: (31) 20 5407500
Email: erik.thyssen@alpinvest.com
Attn: Erik Thyssen

Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address or addresses specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

Section 8.4.        Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Investor and the Management Trust, on the one hand, and Philips, on the other hand, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies in this Agreement provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 8.5.        No Assignment or Benefit to Third Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. Except as permitted in Article III, no Party may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other Parties, except that any Shareholder who is not a natural Person may assign its rights and obligations under this Agreement to its wholly-owned subsidiary, and that Investor may assign its rights and obligations under this Agreement to an Investor Affiliate, in each case, without any such consent, provided that such wholly-owned subsidiary or Investor Affiliate, as the case may be, agrees in writing to be bound by this Agreement.

Section 8.6.        Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Section 8.7.        Dispute Resolution. The Parties acknowledge and agree that it is their mutual desire and intention to work together to fulfill their respective obligations under this Agreement. Nevertheless, the Parties acknowledge that in the course of working together for such purpose, there may arise differences of opinion or conflicts as to the nature or extent of such obligations (“Disputes”). In the event that Investor or Philips, as the case may be (the “Initiator”), identifies a matter or matters that it believes have evolved to the status of a Dispute, Philips or Investor, as the case may be (the “Respondent”), agree to follow the procedure set forth below:

(a)       Immediately following identification of a Dispute, the Initiator shall give the Respondent written notice (the “Initiating Notice”) of the particulars of the Dispute and the Initiator’s desire to resolve it. The Initiating Notice shall also provide (i) the names of one or more representatives of the Initiator designated to serve as contact persons for the Dispute and (ii) the proposed place, date and time of a meeting with the Respondent for the purpose of resolving the Dispute.

(b)       Upon receipt of an Initiating Notice, the Respondent shall provide the names of one or more representatives of the Respondent designated to serve as contact persons for the Dispute.

(c)       The representatives of the Initiator and the Respondent shall proceed to meet with each other at the place, date and time proposed by the Initiator or at such other place, date and time as the Initiator and the Respondent may agree (the “Initial Meeting”). In no event shall the Initial Meeting be held more than thirty (30) days after the date of the Initiating Notice.

(d)       If the Dispute is not resolved to the satisfaction of the Initiator and Respondent at the Initial Meeting or within fourteen (14) days thereafter, Investor Representative and a designated officer of Philips shall for a period of thirty (30) days attempt to resolve the Dispute in good faith and in a reasonable manner, including by holding at least one meeting at which each of them is present in person (the “Executive  Period”).

(e)       If, and only if, the Initiator and Philips have followed the procedure provided by this Section 8.7 and following the expiration of the Executive Period the Dispute is not resolved to the satisfaction of Investor and Philips, the Initiator or any other Party may bring an action or proceeding in a Chosen Court in accordance with Section 8.8.

Section 8.8.        Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. This Agreement and any agreements to be entered into pursuant to it, save as expressly otherwise provided therein, shall be governed by and construed in accordance with the laws of The Netherlands. The Parties irrevocably agree that all disputes which may arise out of or in connection with this Agreement and the existence and validity thereof, shall be exclusively resolved by the district court of Amsterdam, The Netherlands.

Section 8.9.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

Section 8.10.      Headings. The heading references in this Agreement and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.11.      Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

NXP B.V.

By:	/s/ Guido Dierick
	Name:	Guido Dierick
	Title:	General Counsel

KASLION Acquisition B.V.

By:
Name:
Title:

Koninklijke Philips Electronics N.V.

By:	/s/ Eric Coutinho
	Name:	Eric Coutinho
	Title:	General Secretary

KASLION Holding B.V.

By:
Name:
Title:

Stichting Management Co-Investment NXP

By:
Name:
Title:

[Shareholders Agreement Signature Page]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

Philips Semiconductors International B.V.

By:
Name:
Title:

KASLION Acquisition B.V.

By:	/s/ Illegible
	Name:	Illegible
	Title:	DIRECTOR

Koninklijke Philips Electronics N.V.

representing AlpInvest Partners N.V. in its turn	By:
representing AlpInvest Partners 2006 B.V.		Name:
Title:

KASLION Holding B.V.

By:	/s/ Illegible
	Name:	Illegible
	Title:	MANAGER

Stichting Management Co-Investment NXP

By:
Name:
Title:

[Shareholders Agreement Signature Page]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

Philips Semiconductors International B.V.

By:
Name:
Title:

KASLION Acquisition B.V.

By:
Name:
Title:

Koninklijke Philips Electronics N.V.

By:
Name:
Title:

KASLION Holding B.V.

By:
Name:
Title:

Stichting Management Co-Investment NXP

By:	/s/ Johannes Huth
	Name:	Johannes Huth
Title:

[Shareholders Agreement Signature Page]